SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 28, 2004


                             TOMPKINS TRUSTCO, INC.
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             (Exact name of registrant as specified in its charter)



     New York                       1-12709                     16-1482357
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  (State or other          (Commission File Number)           (IRS Employer
  jurisdiction of                                          Identification No.)
  incorporation)



The Commons, PO Box 460, Ithaca, NY                               14851
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (607) 273-3210
                                                    --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

      On July 27, 2004, the Board of Tompkins Trustco, Inc. ("Tompkins") authorized the repurchase of up to 400,000 shares of the Company's outstanding common stock. Purchases may be made on the open market or in privately negotiated transactions, over the next 24 months.

      Tompkins issued a press release on July 28, 2004, announcing the repurchase program. Such press release is filed as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits

          Exhibit No.   Description
          -----------   -----------

          99.1          Press Release of Tompkins Trustco, Inc. dated
                        July 28, 2004.



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TOMPKINS TRUSTCO, INC.


Date:  July 28, 2004                By: /s/ JAMES J. BYRNES
                                        -----------------------------
                                        James J. Byrnes
                                        Chairman and
                                        Chief Executive Officer

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                 EXHIBIT DESCRIPTION                                 PAGE
------                 -------------------                                 ----


  99.1        Press Release of Tompkins Trustco, Inc. dated July 28, 2004.